Q2 2020 Supplemental Information August 3, 2020 ameresco.com © 2020 Ameresco, Inc. All rights reserved.

Safe Harbor Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission on March 4, 2020, and in our Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission on May 5, 2020. Currently, one of the most significant factors, however, is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on our financial condition, results of operations, cash flows and performance and the global economy and financial markets. The extent to which COVID-19 impacts us, suppliers, customers, employees and supply chains will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, you should interpret many of the risks identified in our Annual Report and Quarterly Report as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation and the accompanying table includes references to adjusted EBITDA, Non-GAAP EPS, Non-GAAP net income and adjusted cash from operations, which are Non-GAAP financial measures. For a description of these Non-GAAP financial measures, including the reasons management uses these measures, please see the section in the back of this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these Non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” 2

Q2 2020 Highlights $4.4M $9.0M $223.0M $0.19 $24.1M $0.09 GAAP EPS Non-GAAP EPS Adjusted GAAP Net Revenue EBITDA Income Non-GAAP Net Income 3

Sources of Revenue – Q2 2020 $159.9M $46.1M $17.0M Projects Recurring Other Energy efficiency and Energy & incentive revenue Services, software and renewable energy projects from owned energy assets; plus integrated PV recurring O&M from projects 4

78% of EBITDA Came From Recurring Lines of Business Year-to-Date 2020 * Adjusted EBITDA percentages allocate corporate expenses according to revenue share Other Other 21% O&M 9% 3% Projects 9% Recurring O&M 19% 8% Assets $435M $45M 13% Adjusted Revenue EBITDA* Projects 70% Assets 69% 78% Recurring 5

Energy Asset Portfolio – 6/30/2020 * Numbers may not sum due to rounding LFG to Electricity: RNG: 25% 30% LFG Direct Use: 9% Operating Energy Assets Energy RNG: 10% in Development Assets & Construction Solar: 264 MWe 313 MWe 68% Solar: 49% Other: 2% Other: 7% 264 MWe of Energy Assets. Renewable Gas is 313 MWe in development & construction. 129 MWe, Solar is 130 MW, Other is 6 MW* Renewable Gas is 77 MWe, Solar is 214 MW, Other is 21 MW* 6

Energy Asset Balance Sheet – 6/30/2020 Energy Operating Debt: Operating $457M Energy Total $220M Assets Debt $638M $346M Corporate Development/ Construction Debt $181M $126M $181M of the $638M energy assets on our balance $220M of the $346M of total debt on our balance sheet is sheet are still in development or construction. debt associated with our operating energy assets. $219M of the energy debt is non-recourse to Ameresco, Inc. 7

Tremendous Forward Visibility: Backlog & Recurring Revenue Business Awarded Project ~ 12-24 months to contract $1.2 billion Backlog Contracted Project ~ 12-36 months of revenue $1.0 billion Backlog Estimated Operating Energy contracted revenue 14 year weighted average PPA remaining $938 million and incentives Assets during PPA period O&M Backlog 16 year weighted average lifetime $1.1 billion $0 $600,000,000 $1,200,000,000 8

Sustainable & Profitable Business Model Expanding Earnings at a Faster Rate than Revenue by Growing Higher Margin Recurring Lines of Business Revenue ($M) High-End Adjusted EBITDA ($M) High-End 9.2% CAGR 19.5% CAGR $980 $112 Low-End Low-End 7.6% CAGR 17.3% CAGR $910 $102 $867 $91 $91 $787 $63 $56 $717 $46 $631 $651 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 Guidance Guidance 9

Enabling a Low Carbon Future Since 2010, Ameresco’s renewable energy assets & customer projects delivered a cumulative Carbon Offset equivalent to: 50+ Million Metric Tons of CO2 Ameresco’s 2019 Carbon Offset of 11,167,978 Metric Tons of CO2 is equal to one of… Aggregate Metric Tons of CO2 Avoided Per Year 12,000,000 11,167,978 9,696,843 10,000,000 Greenhouse gas emissions from… 8,320,317 27,712,104,218 miles driven by 8,000,000 7,098,096 an average passenger vehicle 5,972,537 6,000,000 4,900,029 3,809,825 or 4,000,000 2,838,153 2,064,520 2,000,000 Carbon sequestered by… 14,584,861 acres of U.S. forests in one year - 2011 2012 2013 2014 2015 2016 2017 2018 2019 Data estimated based on assets owned and operating and customer projects as of 12/31/2018 to represent carbon impact through 2019. 10

Thank You to Our Customers, Employees, and Shareholders ameresco.com © 2020 Ameresco, Inc. All rights reserved.

Non-GAAP Financial Measures We use the Non-GAAP financial measures defined and discussed below to provide investors and others with useful supplemental information to our financial results prepared in accordance with GAAP. These Non-GAAP financial measures should not be considered as an alternative to any measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of these Non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” We understand that, although measures similar to these Non- GAAP financial measures are frequently used by investors and securities analysts in their evaluation of companies, they have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable GAAP financial measures or an analysis of our results of operations as reported under GAAP. To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as operating income before depreciation, amortization of intangible assets, accretion of asset retirement obligations, contingent consideration expense, stock-based compensation expense, restructuring charges, and gain upon deconsolidation of a variable interest entity ("VIE"). We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, accretion of asset retirement obligations, contingent consideration expense, stock-based compensation expense, restructuring charges, and gain upon deconsolidation of a VIE. We define adjusted EBITDA margin as adjusted EBITDA stated as a percentage of revenue. Our management uses adjusted EBITDA and adjusted EBITDA margin as measures of operating performance, because they do not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance. Non-GAAP Net Income and EPS We define Non-GAAP net income and earnings per share ("EPS") to exclude certain discrete items that management does not consider representative of our ongoing operations, including restructuring charges, gain upon deconsolidation of a VIE and impact from redeemable noncontrolling interest. We consider Non-GAAP net income and Non-GAAP EPS to be important indicators of our operational strength and performance of our business because they eliminate the effects of events that are not part of the Company's core operations. Adjusted Cash from Operations We define adjusted cash from operations as cash flows from operating activities plus proceeds from Federal ESPC projects. Cash received in payment of Federal ESPC projects is treated as a financing cash flow under GAAP due to the unusual financing structure for these projects. These cash flows, however, correspond to the revenue generated by these projects. Thus we believe that adjusting operating cash flow to include the cash generated by our Federal ESPC projects provides investors with a useful measure for evaluating the cash generating ability of our core operating business. Our management uses adjusted cash from operations as a measure of liquidity because it captures all sources of cash associated with our revenue generated by operations. 12

GAAP to Non-GAAP Reconciliation Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders $ 4,365 $ 9,216 $ 10,566 $ 13,363 Impact from redeemable non-controlling interests 4,471 (709) 4,906 (1,985) Plus (Less): Income tax (benefit) provision - 804 (2,503) 1,061 Plus: Other expenses, net 4,052 3,746 9,441 7,167 Plus: Depreciation and amortization 10,653 10,064 20,964 19,303 Plus: Stock-based compensation 430 397 859 782 Plus: Restructuring and other charges 174 92 1,150 241 Less: Gain on deconsolidation of VIE - - - (2,160) Adjusted EBITDA $ 24,145 $ 23,610 $ 45,383 $ 37,772 Adjusted EBITDA margin 10.8% 11.9% 10.4% 10.8% Revenue 223,036 198,183 435,449 348,295 Non-Gaap net income and EPS: Net income attributable to common shareholders $ 4,365 $ 9,216 $ 10,566 $ 13,363 Impact of redeemable non-controlling interests 4,471 (709) 4,906 (1,985) Plus: Restructuring and other charges 174 92 1,150 241 Less: Gain on deconsolidation of VIE - - - (2,160) Plus: Income Tax effect of non-GAAP adjustments - - (212) - Non-GAAP net income $ 9,010 $ 8,599 $ 16,410 $ 9,459 Earnings per share: Diluted net income per common share $ 0.09 $ 0.19 $ 0.22 $ 0.28 Effect of adjustments to net income 0.10 (0.01) 0.12 (0.08) Non-GAAP EPS $ 0.19 $ 0.18 $ 0.34 $ 0.20 Adjusted cash from operations Cash flows from operating activities $ (21,954) $ (51,160) $ (73,594) $ (109,254) Plus: proceeds from Federal ESPC projects $ 72,400 43,189 $ 133,598 $ 82,787 Adjusted cash from operations $ 50,446 $ (7,971) $ 60,004 $ (26,467) 13